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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


                Date of Report (Date of earliest event reported):
                                January 12, 2004


                        SOUNDVIEW TECHNOLOGY GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                            000-26225                         13-3900397
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(State or other jurisdiction  (Commission File Number)             (IRS Employer
of incorporation)                                            Identification No.)


              1700 EAST PUTNAM AVENUE, OLD GREENWICH, CT 06870-1321
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               (Address of principal executive offices) (Zip Code)

                                 (203) 321-7000
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              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         SoundView Technology Group, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 18, 2003, by and among The Charles Schwab Corporation, a Delaware Corporation ("Schwab"), and Shakespeare Merger Corporation, a Delaware Corporation and a wholly owned subsidiary of Schwab ("Merger Sub").

         Pursuant to the Merger Agreement, Merger Sub agreed to acquire the Company through an offer to purchase (the "Offer") all of the outstanding common stock of the Company, followed by a merger (the "Merger") of Merger Sub with and into the Company, with the Company as the corporation surviving the Merger as a wholly owned subsidiary of Schwab. Pursuant to the Offer to Purchase, dated December 3, 2003, as supplemented on December 31, 2003, Merger Sub offered to purchase all outstanding shares of the Company's common stock, par value $0.01 per share, including the associated preferred share purchase rights (the "Common Stock") and the Company's Class B common stock, including the associated preferred share purchase rights for $15.50 per share, net to the seller in cash, without interest thereon.

         The Offer expired at midnight New York City time, on Friday, January 9, 2004 and on the morning of January 12, 2004, Merger Sub and Schwab accepted for purchase 17,776,486 shares of Common Stock, which represents approximately 85.4% of the outstanding shares of Common Stock, as of January 8, 2004. Merger Sub obtained all of the funds necessary to purchase the shares of Common Stock from cash or cash equivalents of Schwab or its subsidiaries.

         Pursuant to the Merger Agreement, on January 12, 2004, all but three members of the SoundView Board of Directors resigned from the Board of Directors. The remaining directors of the SoundView Board of Directors elected five new directors designated by Schwab to fill the vacancies created by the resignations of the members of the SoundView Board of Directors.

         The foregoing summary is qualified in its entirety by the exhibit listed below, which is incorporated by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)    EXHIBITS


EXHIBIT NO.       DESCRIPTION
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2.1               Agreement and Plan of Merger, dated as of November 18, 2003, by and among The Charles Schwab Corporation, Shakespeare
                  Merger Corporation and SoundView Technology Group, Inc.
                  (incorporated by reference to Exhibit 2.1 to the Form 8-K of SoundView Technology Group, Inc. filed on November 19, 2003).




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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 12, 2004
                                                SOUNDVIEW TECHNOLOGY GROUP, INC.



                                                By: /s/ Mark F. Loehr
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                                                Name:   Mark F. Loehr
                                                Title:  Chief Executive Officer